[EATON VANCE LOGO]

                                2,400,000 SHARES

                    EATON VANCE OHIO MUNICIPAL INCOME TRUST
                            ------------------------
     Eaton Vance Ohio Municipal Income Trust (the "Trust") is a newly organized closed-end fund. The Trust's investment objective is to provide current income exempt from regular federal income tax and Ohio state personal income taxes. This income will be earned by investing primarily in investment grade Ohio municipal securities. The Trust may also invest a portion of its assets in higher risk, higher yielding municipal securities of lesser quality. The Trust's net asset value and distribution rate will vary, and may be affected by several factors, including changes in interest rates and the credit quality of Ohio municipal issuers. Fluctuations in net asset value may be magnified as a result of the Trust's use of leverage, which may be a speculative investment technique. An investment in the Trust may not be appropriate for all investors, particularly those subject to the federal alternative minimum tax. The Trust is designed for investors who are residents of Ohio for tax purposes. Closed-ended fund shares often trade at a discount to their net asset value. There is no assurance that the Trust will achieve its investment objective. See "Investment Objective, Policies and Risks" beginning on page 9.

     The Trust's investment adviser is Eaton Vance Management ("Eaton Vance" or the "Adviser"). Eaton Vance manages 45 different municipal bond funds with combined assets of about $7.5 billion.

                                               (continued on the following page)

                                                            Per Share                   Total
                                                            ---------                   -----
Public Offering Price..............................           $15.00                 $36,000,000
Underwriting Discounts.............................            None                      None
Proceeds, before expenses, to the Trust............           $15.00                 $36,000,000

     Eaton Vance or an affiliate will pay all Trust offering expenses that exceed $0.03 per Share. It is expected that delivery of the Shares will be made in New York City on or about January 29, 1999.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------
PAINEWEBBER INCORPORATED

         A.G. EDWARDS & SONS, INC.
                  PRUDENTIAL SECURITIES INCORPORATED
                            SALOMON SMITH BARNEY
                                    EVEREN SECURITIES, INC.
                                            FIFTH THIRD/THE OHIO COMPANY
                                                  MCDONALD INVESTMENTS INC.
                            ------------------------
                THE DATE OF THIS PROSPECTUS IS JANUARY 26, 1999

(continued from cover page)

     The Trust is offering shares of beneficial interest, par value $0.01 per share ("Shares"). The Underwriters may also purchase up to an additional 360,000 Shares at the public offering price within 45 days from the date of this Prospectus. Assuming these additional Shares are purchased, the total proceeds to the Trust would be $41,400,000. Eaton Vance or an affiliate (not the Trust) from its own assets will pay a commission to the Underwriters in the amount of 4.50% of the Public Offering Price per Share for the sale of the Shares. Offering expenses of $72,000 ($82,800 if the Underwriters' over-allotment option is exercised in full) will be deducted from net proceeds. Offering expenses include $14,635 payment to the Underwriters in partial reimbursement of their expenses. Eaton Vance or an affiliate will pay all Trust offering expenses that exceed $0.03 per Share.

     Prior to this offering, there has been no market for the Shares. The Shares have been approved for listing, subject to notice of issuance, on the American Stock Exchange under the symbol "EVO." The shares of closed-end investment companies, such as the Trust, have frequently traded at a discount to their net asset values. Investors in this offering should note that the Shares may likewise trade at a discount to net asset value. This risk may be greater for investors who sell their Shares in a relatively short period after completion of the public offering.

     The Trust expects to use financial leverage through the issuance of preferred shares, initially equal to approximately 35% of its total assets (including the amount obtained through leverage). The Trust intends to use leverage if it is expected to result in higher income to Shareholders over time. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful. SEE "INVESTMENT OBJECTIVE, POLICIES AND RISKS -- USE OF LEVERAGE AND RELATED RISKS" AT PAGE 12 AND "DESCRIPTION OF CAPITAL STRUCTURE" AT PAGE 21.

     This Prospectus sets forth concisely information you should know before investing in the Shares of the Trust. Please read and retain this Prospectus for future reference. A Statement of Additional Information dated January 26, 1999, has been filed with the Securities and Exchange Commission ("SEC") and can be obtained without charge by calling 1-800-225-6265 or by writing to the Trust. A table of contents to the Statement of Additional Information is located at page 28 of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Trust-related materials at the SEC's internet web site (http://www.sec.gov). The Trust's address is 24 Federal Street, Boston, Massachusetts 02110 and its telephone number is 1-800-225-6265.

     The Trust's Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
Prospectus Summary....................    1
Trust Expenses........................    8
The Trust.............................    9
Use of Proceeds.......................    9
Investment Objective, Policies and
  Risks...............................    9
Management of the Trust...............   17
Distributions and Taxes...............   18
Dividend Reinvestment Plan............   20
Description of Capital Structure......   21

                                        PAGE
                                        ----
Underwriting..........................   25
Shareholder Servicing Agent, Custodian
  and Transfer Agent..................   27
Legal Opinions........................   27
Additional Information................   27
Table of Contents for the Statement of
  Additional Information..............   28
Trustees of the Trust.................   28

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NEITHER THE TRUST NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE TRUST NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE AS OF THE DATE ON THE FRONT COVER ONLY.

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the Statement of Additional Information.

THE TRUST.....................   Eaton Vance Ohio Municipal Income Trust (the
                                 "Trust") is a newly organized closed-end fund.
                                 The Trust offers investors the opportunity to receive current income exempt from regular federal income tax and Ohio state personal income taxes through a professionally managed portfolio of Ohio municipal obligations.
                                 Investments are based on Eaton Vance
                                 Management's ("Eaton Vance" or the "Adviser") research and ongoing credit analysis, the underlying materials for which are generally not available to individual investors. An investment in the Trust may not be appropriate for all investors, particularly those subject to the federal alternative minimum tax. There is no assurance that the Trust will achieve its investment objective. The Trust is designed for investors who are residents of Ohio for tax purposes.

THE OFFERING..................   The Trust is offering 2,400,000 shares of
                                 beneficial interest, par value $0.01 per share
                                 (the "Shares"), through a group of underwriters
                                 (the "Underwriters") led by PaineWebber
                                 Incorporated, A.G. Edwards & Sons, Inc.,
                                 Prudential Securities Incorporated, Salomon
                                 Smith Barney Inc., EVEREN Securities, Inc.,
                                 Fifth Third/The Ohio Company and McDonald
                                 Investments Inc. The Underwriters have been granted an option to purchase up to 360,000 additional Shares solely to cover over-allotments, if any. The initial public offering price is $15.00 per share. The minimum purchase in this offering is 100 Shares
                                 ($1,500).

NO SALES CHARGE...............   The Shares will be sold in the initial public
                                 offering without any sales load or underwriting discounts payable by investors or the Trust.
                                 Eaton Vance or an affiliate (not the Trust) from its own assets will pay a commission to the Underwriters in connection with sales of the Shares in this offering. See
                                 "Underwriting."

INVESTMENT OBJECTIVE AND
  POLICIES....................   The Trust's investment objective is to provide
                                 current income exempt from regular federal income tax and Ohio state personal income taxes. Securities will be purchased and sold in an effort to maintain a competitive yield and to enhance return based upon the relative value of the securities available in the marketplace.

                                 During normal market conditions substantially all of the Trust's total assets (at least 80%) will be invested in debt obligations, the interest on which is exempt from regular federal income tax and Ohio state personal income taxes ("municipal obligations"). At least 65% of the Trust's total assets normally will be invested in municipal obligations (i) issued by the state of Ohio or its political subdivisions, agencies, authorities and instrumentalities and (ii) rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or by Fitch IBCA ("Fitch")), or, if unrated, determined by Eaton Vance to be of at least investment grade quality. From time to time, the Trust may hold a significant number of municipal obligations not rated by a nationally recog-nized statistical rating organization ("Rating Agency"). When the Trust invests in unrated municipal obligations it may be more dependent on Eaton Vance's research capabilities than when it invests in rated municipal obligations.

                                 The Trust may invest up to 35% of its total assets in municipal obligations rated below investment grade (but not, with respect to more than 30% of total assets, lower than B by all Rating Agencies rating the obligation) and unrated municipal obligations considered to be of comparable quality by Eaton Vance. Investment in municipal obligations of below investment grade quality involves special risks as compared with investment in higher grade municipal obligations. These risks include greater sensitivity to a general economic downturn, greater market price volatility and less secondary market trading. Securities rated below investment grade are commonly known as "junk bonds." Such securities are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and repay principal owed.

                                 The Trust may invest to a significant extent in residual interest municipal bonds known as inverse floaters. Compared to similar fixed rate municipal bonds, the value of these bonds will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. Moreover, the income earned on residual interest municipal bonds will fluctuate in response to changes in prevailing short-term interest rates. Thus, when such bonds are held by the Trust, an increase in short- or long-term market interest rates will adversely affect the income received from such bonds or the net asset value of Trust shares. To the extent the Trust has preferred shares outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Trust income available for distribution. Although the Trust is not limited with respect to its investment in residual interest municipal bonds, the Trust does not intend initially to invest more than 10% of its total assets in such bonds.

                                 The Trust may purchase and sell various kinds of financial futures contracts and related options, including futures contracts and related options based on various debt securities and securities indices, to seek to hedge against changes in interest rates or as a substitute for the purchase of securities or for other risk management purposes.

                                 Interest income from certain types of municipal obligations may be a tax preference item for purposes of the federal alternative minimum tax (the "AMT") for individual investors. Distributions to corporate investors of certain interest income may also be indirectly subject to the AMT. The Trust may not be suitable for investors subject to the AMT.

LISTING.......................   The Shares have been approved for listing,
                                 subject to notice of issuance, on the American
                                 Stock Exchange under the symbol "EVO."

LEVERAGE......................   The Trust expects to use financial leverage
                                 through the issuance of preferred shares. The
                                 Trust intends initially to use financial lever-age of approximately 35% of its total assets
                                 (including the amount obtained through
                                 leverage). The Trust generally will not use leverage if it anticipates that it would result in a lower return to Shareholders over time.
                                 Use of financial leverage creates an
                                 opportunity for increased income for
                                 Shareholders but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of the Shares), and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Investment Objective, Policies and Risks -- Use of Leverage and Related
                                 Risks."

INVESTMENT ADVISER AND
  ADMINISTRATOR...............   Eaton Vance, a wholly-owned subsidiary of Eaton
                                 Vance Corp., is the Trust's investment adviser and administrator. The Adviser manages 3 national municipal funds, 32 single state municipal funds, 10 limited maturity municipal funds and 1 money market municipal fund with combined assets of about $7.5 billion. All but 1 of these funds are open-end. Among such funds, Eaton Vance currently sponsors Eaton
                                 Vance Ohio Municipals Fund -- Class A (the "OH
                                 Fund"), an open-end fund which invests
                                 primarily in investment grade Ohio municipal obligations. The OH Fund is managed by the same portfolio manager employed by the Adviser who will manage the Trust's assets. See "Management of the Trust."

SHAREHOLDER SERVICING AGENT...   PaineWebber Incorporated has been retained by
                                 the Administrator to act as the Shareholder
                                 Servicing Agent of the Trust. See "Shareholder
                                 Servicing Agent, Custodian and Transfer Agent."

DISTRIBUTIONS.................   The Trust's policy will be to make monthly
                                 distributions to Shareholders. Distributions to
                                 Shareholders cannot be assured, and the amount of each monthly distribution will vary. The initial distribution to Shareholders is expected to be paid approximately 60 days after the completion of this offering. See
                                 "Distributions and Taxes," "Dividend
                                 Reinvestment Plan" and "Use of Proceeds."

DIVIDEND REINVESTMENT PLAN....   The Trust has established a Dividend
                                 Reinvestment Plan (the "Plan"). Under the Plan, all dividend and capital gain distributions will be automatically reinvested in additional
                                 Shares either purchased in the open market, or newly issued by the Trust if the Shares are trading at or above their net asset value, in either case unless a Shareholder elects to receive cash. Shareholders who intend to hold their Shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan. See "Dividend Reinvestment Plan."

CLOSED-END STRUCTURE..........   Closed-end funds differ from open-end
                                 management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares.
                                 Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.
                                 However, shares of closed-end funds frequently trade at a discount from their net asset value.
                                 In recognition of the possibility that the Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Shareholders, the Trust's Board of Trustees (the "Board"), in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount.
                                 The Board might consider open market
                                 repurchases or tender offers for Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Shares trading at a price equal to or close to net asset value per Share.
                                 The Board might also consider the conversion of the Trust to an open-end mutual fund. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Trust's investment objective and policies.
                                 Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Trust to an open-end investment company. See "Description of Capital
                                 Structure."

SPECIAL RISK CONSIDERATIONS...   No Operating History.  The Trust is a
                                 closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

                                 Concentration. The Trust normally will invest 65% or more of its total assets in municipal obligations of issuers located in Ohio, and may invest 25% or more of its total assets in a U.S. territory or in the same economic sector, such as revenue obligations of health care facilities or hospitals, airport revenue obligations or industrial development bonds. This may make the Trust more susceptible to adverse economic, political or regulatory occurrences affecting Ohio, a particular territory or economic sector. Ohio general obligation bonds currently are rated Aa1, AA+ and AA+ by Moody's, S&P and Fitch, respectively.

                                 Interest Rate and Market Risk. The prices of municipal obligations tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the municipal obligations owned by the Trust would cause a decline in the net asset value of the Trust, which could adversely affect the trading price of the Trust's Shares. This risk is usually greater among municipal obligations with longer maturities or durations and when residual interest municipal bonds are held by the Trust. Although the Trust has no policy governing the maturities or durations of its investments, the Trust expects that it will invest in a portfolio of longer-term securities. This means that the Trust will be subject to greater market risk (other things being equal) than a fund investing solely in shorter-term securities. Market risk is often greater among certain types of debt securities, such as zero-coupon bonds, which do not make regular interest payments. As interest rates change, these bonds often fluctuate in price more than higher quality bonds that make regular interest payments. Because the Trust may invest in these types of debt securities, it may be subject to greater market risk than a fund that invests only in current interest paying securities.

                                 Income Risk. The income investors receive from the Trust is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If interest rates drop, investors' income from the Trust over time could drop as well if the Trust purchases securities with lower interest coupons. This risk is magnified when prevailing short-term interest rates increase and the Trust holds residual interest municipal bonds.

                                 Call Risk. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Trust is likely to replace such called security with a lower yielding security. If that were to happen, it would decrease the Trust's dividends.

                                 Credit Risk. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Trust may invest up to 35% of its total assets in below investment grade securities, it will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by Rating Agencies with respect to the issuer's ability to pay interest or principal. The prices of lower grade securities are more sensitive to negative corporate developments, such as a decline in the issuer's revenues, or adverse economic conditions, such as a recession, than are the prices of higher grade securities. Securities that have longer maturities also fluctuate more in price in response to negative corporate economic or other news. Therefore, lower grade securities may experience high default rates, which would mean that the Trust may lose some of its investment in such securities, which would adversely affect the Trust's net asset value and ability to make distributions.

                                 Liquidity Risk. The Trust may invest in securities for which there is no readily available trading market or which are otherwise illiquid, which includes residual interest municipal bonds. The Trust may not be able to readily dispose of such securities at prices that approximate those at which the Trust could sell such securities if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Trust's net asset value and ability to make dividend distributions.

                                 Municipal Bond Market. Many obligations in which the Trust will invest may not be rated by a Rating Agency, will not be registered with the Securities and Exchange Commission or any state securities commission, and will not be listed on any national securities exchange. Therefore, the amount of public information available about portfolio securities will be limited, and the performance of the Trust is more dependent on the analytical abilities of Eaton Vance than would be the case for an investment company that invests primarily in more widely rated, registered or exchange-listed securities.

                                 Effects of Leverage. The use of leverage through issuance of preferred shares by the Trust creates an opportunity for increased net income, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Trust intends to use leverage to provide the holders of Shares with a potentially higher return. Leverage creates risks for holders of Shares, including the likelihood of greater volatility of net asset value and market price of the Shares and the risk that fluctuations in dividend rates on any preferred shares may affect the return to Shareholders. It is anticipated that preferred share dividends will be based on the yields of short-term municipal obligations, while the proceeds of any preferred share offering will be invested in longer-term municipal obligations, which typically have higher yields. To the extent the income derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Trust's return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Trust will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In the latter case, Eaton Vance in its best judgment may nevertheless determine to maintain the Trust's leveraged position if it deems such action to be appropriate.

                                 Investment by the Trust in residual interest municipal bonds may amplify the effects of leverage and, during periods of rising short-term interest rates, may adversely affect the Trust's income and distributions to Shareholders. In addition, under current federal income tax law, the Trust is required to allocate a portion of any net realized capital gains or other taxable income to holders of preferred shares. The terms of any preferred shares are expected to require the Trust to pay to any preferred shareholders additional dividends intended to compensate the preferred shareholders for taxes payable on any capital gains or other taxable income allocated to the preferred shares. Any such additional dividends will reduce the amount available for distribution to the Shareholders. As discussed under "Management of the Trust," the fee paid to Eaton Vance will be calculated on the basis of the Trust's gross assets, including proceeds from the issuance of preferred shares, so the fees will be higher when leverage is utilized. See "Investment Objective, Policies and
                                 Risks -- Use of Leverage and Related Risks."

                                 The Trust currently intends to seek an
                                 investment grade rating on any preferred shares from a Rating Agency. The Trust may be subject to investment restrictions of the Rating Agency as a result.

                                 These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the Investment Company Act of 1940, as amended (the "Investment Company Act" or "1940 Act"). It is not anticipated that these covenants or guidelines will impede Eaton Vance in managing the Trust's portfolio in accordance with its investment objective and policies. See "Description of Capital Structure -- Preferred Shares."

                                 Financial leverage may also be achieved through the purchase of certain derivative instruments. The Trust's use of residual interest municipal bonds and futures contracts expose the Trust to special risks. Such transactions may result in the Trust earning taxable income or gains. See "Investment Objective, Policies and Risks."

                                 Market Price of Shares.  The shares of
                                 closed-end investment companies often trade at a discount from their net asset value, and the Trust's Shares may likewise trade at a discount from net asset value. The trading price of the Trust's Shares may be less than the public offering price. This risk may be greater for investors who sell their Shares in a relatively short period after completion of the public offering.

                                 Non-Diversification. The Trust has registered as a "non-diversified" investment company under the 1940 Act. For federal income tax purposes the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

                                 Alternative Minimum Tax and Other Tax
                                 Considerations. Interest on certain "private activity" municipal obligations is treated as a tax preference item for purposes of the AMT. In addition, for corporations income subject to the AMT includes interest on all tax-exempt obligations. There is no specific limitation on the amount of the Trust's assets that may be invested in municipal obligations that pay interest that is treated as a tax preference item. Accordingly, an investment in the Trust may not be appropriate for investors who are already subject to the AMT or who would become subject thereto as a result of owning Shares. Moreover, distributions of any taxable net investment income and net short-term capital gain are taxable as ordinary income. See "Distributions and Taxes."

                                 Anti-Takeover Provisions.  The Trust's
                                 Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Trust or to change the composition of its Board of Trustees. See "Description of Capital Structure -- Anti-Takeover Provisions in the Declaration of Trust."

                                 TRUST EXPENSES

     The following tables are intended to assist investors in understanding the various costs and expenses that an investor in the Trust will bear, directly or indirectly.

                                                                NET ASSETS
                                                                   WITH
                                                                LEVERAGE(1)
                                                                -----------
SHAREHOLDER TRANSACTION EXPENSES
  Sales Load................................................       None
  Dividend Reinvestment Plan Fees...........................       None
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS
  ATTRIBUTABLE TO SHARES)(1)
  Investment Advisory Fee...................................       1.07%
  Dividend Payments on Preferred Shares.....................       1.66%
  Other Expenses (including Administration Fee of
     0.31%)(2)..............................................       0.87%
                                                                   ----
  Total Annual Operating Expenses...........................       3.60%
                                                                   ====

---------------
(1) The Trust intends to utilize leverage only if the Adviser believes that it would result in higher income to Shareholders over time. See "Investment Objective, Policies and Risks -- Use of Leverage and Related Risks." Assumes preferred shares outstanding of approximately 35% of total assets (including preferred shares) at a dividend rate of 3.10%, which is based upon the Trust's estimation of current market conditions. At times when the Trust does not utilize leverage, the estimated annual operating expenses would be:

  Investment Advisory Fee...................................  0.70%
  Dividend Payments on Preferred Shares.....................  None
  Other Expenses (including Administration Fee of
     0.20%)(2)..............................................  0.61%
                                                              ----
  Total Annual Operating Expenses...........................  1.31%
                                                              ====

(2) Reflects estimated amounts for the Trust's first year of operations, including organizational expenses. After the first year, total operating expenses (assuming no leverage) are expected to be 1.25% per annum.

EXAMPLE

     An investor would pay the following expenses on a $1,000 investment in the Trust, assuming a 5% annual return:

                                                ONE YEAR(*)    THREE YEARS    FIVE YEARS    TEN YEARS
                                                -----------    -----------    ----------    ---------
Assuming No Leverage..........................      $13           $ 42           $ 72         $158
Assuming 35% Leverage.........................      $36           $110           $186         $386

---------------
* This Example assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Total Annual Operating Expenses remain the same in the years shown, except for amounts for the Three Years, Five Years and Ten Years periods which are after the deduction of organization expenses in the first year. The above tables and the assumption in the Example of a 5% annual return and reinvestment at net asset value are required by regulations of the SEC; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Trust Shares. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AS THE TRUST'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                    THE TRUST

     Eaton Vance Ohio Municipal Income Trust (the "Trust") is a newly organized, non-diversified, closed-end management investment company that was organized as a Massachusetts business trust on December 10, 1998 and has no operating history. The Trust's principal office is located at 24 Federal Street, Boston, MA 02110 and its telephone number is 1-800-225-6265.

     This Prospectus relates to the initial public offering of the Trust's shares of beneficial interest, $0.01 par value (the "Shares"). The Shares will be sold during the initial public offering without any sales load or underwriting discounts payable by investors or the Trust. Eaton Vance Management (the "Adviser" or "Eaton Vance") or an affiliate (not the Trust) from its own assets will pay a commission to the Underwriters in connection with sales of the Shares in this offering. See "Underwriting."

                                USE OF PROCEEDS

     The proceeds of this offering, before deduction of offering expenses, estimated to be $36,000,000 (or $41,400,000 assuming exercise of the Underwriters' over-allotment option in full), will be invested in accordance with the Trust's investment objective and policies as soon as practicable, but in no event, under normal market conditions, later than three months after the receipt thereof. Pending such investment, the proceeds may be invested in high-quality, short-term municipal debt securities. Eaton Vance has agreed to pay all offering expenses of the Trust that exceed $0.03 per Share.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

INVESTMENT OBJECTIVE

     The Trust's investment objective is to provide current income exempt from regular federal income tax and Ohio state personal income taxes. This income will be earned by investing primarily in investment grade municipal obligations. Securities will be purchased and sold in an effort to maintain a competitive yield and to enhance return based upon the relative value of the securities available in the marketplace. Investments are based on Eaton Vance's research and ongoing credit analysis, the underlying materials for which are generally not available to individual investors. The Trust is designed for investors who are residents of Ohio for tax purposes.

     Eaton Vance seeks to find municipal obligations of high quality that have been undervalued in the marketplace. Eaton Vance's research specialists examine credit histories, revenue sources, total debt histories, capital structures and other data. This research capability is important because many obligations in which the Trust will invest will not be rated or listed on a national securities exchange, and the amount of public information available about such securities will be limited. The Trust intends to emphasize the research that is critical to discovering value while avoiding undue credit risk. The Trust will attempt to enhance performance opportunities by seeking to remain fully invested.

INVESTMENT POLICIES -- GENERAL COMPOSITION OF THE TRUST

     During normal market conditions, substantially all of the Trust's total assets (at least 80%) will be invested in debt obligations, the interest on which is exempt from regular federal income tax and Ohio state personal income taxes ("municipal obligations"). At least 65% of the Trust's total assets will normally be invested in municipal obligations (i) issued by the state of Ohio or its political subdivisions, agencies, authorities and instrumentalities and (ii) rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or by Fitch IBCA ("Fitch")), or, if unrated, determined by Eaton Vance to be of at least investment grade quality. From time to time, the Trust may hold a significant amount of municipal obligations not rated by a nationally recognized statistical rating organization ("Rating Agency"). When the Trust invests in unrated municipal obligations, it may be more dependent on Eaton Vance's research capabilities than when it invests in rated municipal obligations.

     The Trust may invest up to 35% of its total assets in municipal obligations rated below investment grade (but not, with respect to more than 30% of total assets, lower than B by all Rating Agencies rating the obligation) and unrated municipal obligations considered to be of comparable quality by Eaton Vance. No such securities will be in default at the time of purchase. Investment in municipal obligations of below investment grade quality involves special risks as compared with investment in higher grade municipal obligations. These risks include greater sensitivity to a general economic downturn, greater market price volatility and less secondary market trading. Securities rated below investment grade are commonly known as "junk bonds." Such securities are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and repay principal owed. See "-- Additional Risk Considerations." For a description of municipal obligation ratings, see Appendix A to the Statement of Additional Information.

     The foregoing credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security in the event that a Rating Agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Eaton Vance may consider such factors as Eaton Vance's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other Rating Agencies.

     Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from regular federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds which are subject to annual appropriations by a state's legislature. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively.

     Some of the securities in which the Trust invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The Trust is required to take into account income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Trust is required to distribute substantially all of its income for each taxable year. Thus, the Trust may have to sell other investments to obtain cash needed to make income distributions.

     The Trust may invest in residual interest municipal bonds whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Trust when short-term interest rates rise, and increase the interest paid to the Trust when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively new and volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed-rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investment in inverse floaters may amplify the effects of the Trust's use of leverage. Should short-term interest rates rise, the combination of the Trust's investment in inverse floaters and the use of leverage likely will adversely affect the Trust's income and distributions to Shareholders. Although the Trust is not limited with respect to its investment in residual interest municipal bonds, the Trust does not intend initially to invest more than 10% of its assets in such bonds.

     The Trust may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Trust's shares.

     Interest income from certain types of municipal obligations may be a tax preference item for purposes of the federal alternative minimum tax (the "AMT") for individual investors. Distributions to corporate investors of certain interest income may also be indirectly subject to the AMT. The Trust may not be suitable for investors subject to the AMT.

     The Trust has adopted certain fundamental investment restrictions set forth in the Statement of Additional Information which may not be changed without a Shareholder vote. Except for such restrictions and the 80% requirement set forth above, the investment objective and policies of the Trust may be changed by the Board of Trustees without Shareholder action.

     Based on available market data, the Adviser believes that the average yield on 20-year tax-exempt municipal bonds that make up the General Obligation Municipal Bond Buyer Index has historically represented approximately 85% of the yields on 30-year U.S. Treasury bonds. As of December 31, 1998, such representative municipal bonds had an average yield of 5.00%, or approximately 98% of the taxable yield of a 30-year U.S. Treasury bond, which had a yield of 5.08% (Source: FactSet). Based on a maximum federal income tax rate of 39.6%, a tax-exempt municipal yield of 5.00% is equivalent to a yield of 8.28% from a taxable investment. The General Obligation Municipal Bond Buyer Index is unmanaged and contains 20 general obligation municipal bonds. Unlike the Trust, this index carries no management fees, account charges or other expenses. U.S. Treasury bonds offer a government guarantee as to the timely payment of interest and repayment of principal at maturity. It is not possible to invest directly in an index.

     The Adviser also believes that the closed-end structure of the Trust provides an effective way of investing in municipal obligations. The average annual total return on 93 national leveraged and non-leveraged closed-end municipal funds tracked by CDA Weisenberger as of December 31, 1998 was 8.71%, 10.60%, 7.24% and 7.87% for one, three, five and ten years, and on 84 national open-end funds tracked by Lipper Inc. as of December 31, 1998 was 5.49%, 6.07%, 5.53% and 7.72% for one, three, five and ten years. In addition, the average annualized yield on such closed-end municipal funds and its taxable equivalent (assuming a maximum 39.6% federal income tax rate only) were 5.66% and 9.37%, whereas for such open-end municipal funds the average annualized yield and its taxable equivalent were 4.71% and 7.80%. The yield on a 30-year U.S. Treasury bond as of December 31, 1998 was 5.08%. The Trust will not seek to match the performance or composition of any index or average.

ADDITIONAL INVESTMENT PRACTICES

     When-Issued Securities. The Trust may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than the Trust agreed to pay for them. The Trust may be required to maintain a segregated account of liquid assets equal to outstanding purchase commitments. The Trust may also purchase instruments that give the Trust the option to purchase a municipal obligation when and if issued.

     Futures Transactions. The Trust may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in interest rates or as a substitute for the purchase of securities. For example, futures contracts may sometimes be used to seek to reduce the additional long-term interest rate risk the Trust bears by holding residual interest municipal bonds. Futures contracts may be based on various debt securities and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Trust's initial investment in these contracts. The Trust will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. There can be no assurance that Eaton Vance's use of futures will be advantageous to the Trust. Distributions by the Trust of any gains realized on the Trust's transactions in futures and options on futures will be taxable. Rating agency guidelines on any preferred shares issued by the Trust may limit use of these transactions.

     Investment Company Securities. The Trust may purchase common shares of closed-end investment companies that have a similar investment objective and policies to the Trust. In addition to providing tax-exempt income, such securities may provide capital appreciation. Such investments, which may also be leveraged and subject to the same risks as the Trust, will not exceed 10% of total assets, and no such company will be affiliated with Eaton Vance. These companies bear fees and expenses that the Trust will incur indirectly.

USE OF LEVERAGE AND RELATED RISKS

     The Trust expects to use leverage through the issuance of preferred shares. The Trust initially intends to use leverage of approximately 35% of its total assets (including the amount obtained from leverage). The Trust generally will not use leverage if the Adviser anticipates that it would result in a lower return to Shareholders for any significant amount of time. The Trust also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

     Leverage creates risks for holders of the Shares, including the likelihood of greater volatility of net asset value and market price of the Shares. There is a risk that fluctuations in the dividend rates on any preferred shares may adversely affect the return to the holders of the Shares. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Trust will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. The Adviser in its best judgment nevertheless may determine to maintain the Trust's leveraged position if it deems such action to be appropriate in the circumstances. Investment by the Trust in residual interest municipal bonds may amplify the effects of leverage and, during periods of rising short-term interest rates, may adversely affect the Trust's income and distributions to Shareholders. As discussed under "Management of the Trust," during periods in which the Trust is using leverage the fees paid to Eaton Vance for investment advisory and administrative services will be higher than if the Trust did not use leverage because the fees paid will be calculated on the basis of the Trust's gross assets, including proceeds from the issuance of preferred shares.

     Capital raised through leverage will be subject to dividend payments which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares involves offering expenses and other costs and may limit the Trust's freedom to pay dividends on Shares or to engage in other activities. The issuance of a class of preferred shares having priority over the Trust's Shares creates an opportunity for greater return per Share, but at the same time such leveraging is a speculative technique in that it will increase the Trust's exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with offering proceeds exceed the cost of issuing additional classes of securities (and other Trust expenses), the use of leverage will diminish the investment performance of the Trust's Shares compared with what it would have been without leverage.

     The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies which may issue ratings for any preferred shares issued by the Trust. These guidelines may impose asset coverage or Trust composition requirements that are more stringent than those imposed on the Trust by the Investment Company Act of 1940 (the "Investment Company Act" or "1940 Act"). It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

     Under the Investment Company Act, the Trust is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Trust's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Trust's total assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the net asset value of the Trust's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If preferred shares are issued, the Trust intends, to the extent possible, to purchase or redeem preferred shares from time to time to maintain coverage of any preferred shares of at least 200%. In addition, under current federal income tax law, the Trust is required to allocate a portion of any net realized capital gains or other taxable income to holders of preferred shares. The terms of any preferred shares are expected to require the Trust to pay to any preferred shareholders additional dividends intended to compensate the preferred shareholders for taxes payable on any capital gains or other taxable income allocated to the preferred shares. Any such additional dividends will reduce the amount available for distribution to the Shareholders. Normally, holders of the Shares will elect five of the Trustees of the Trust and holders of any preferred shares will elect two. In the event the Trust failed to pay dividends on its preferred shares for two years, preferred shareholders would be entitled to elect a majority of the Trustees until the dividends are paid.

     To qualify for federal income taxation as a "regulated investment company," the Trust must distribute in each taxable year at least 90% of its net investment income (including tax-exempt interest and net short-term gain). The Trust also will be required to distribute annually substantially all of its taxable income and capital gain net income, if any, to avoid imposition of a nondeductible 4% federal excise tax. If the Trust is precluded from making distributions on the Shares because of any applicable asset coverage requirements, the terms of the preferred shares may provide that any amounts so precluded from being distributed, but required to be distributed for the Trust to meet the distribution requirements for qualification as a regulated investment company, will be paid to the holders of the preferred shares as a special dividend. This dividend can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the those shares.

     The Trust's willingness to issue new securities for investment purposes, and the amount the Trust will issue, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

     Assuming the utilization of leverage in the amount of 35% of the Trust's total assets and an annual dividend rate on preferred shares of 3.10% payable on such leverage based on market rates as of the date of this Prospectus, the additional income that the Trust must earn (net of expenses) in order to cover such dividend payments would be 1.07%. The Trust's actual cost of leverage will be based on market rates at the time the Trust undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

     The following table is designed to illustrate the effect on the return to a holder of the Trust's Shares of leverage in the amount of approximately 35% of the Trust's total assets, assuming hypothetical annual returns of the Trust's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assuming Portfolio Return (net of expenses).......     (10)%     (5)%      0%      5%      10%
Corresponding Share Return Assuming 35%
  Leverage........................................  (16.94)%  (9.29)%  (1.64)%  6.01%   13.66%

     Until the Trust issues preferred shares, the Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust's investment objective and policies.

ADDITIONAL RISK CONSIDERATIONS

     Concentration. The Trust normally will invest 65% or more of its total assets in municipal obligations of issuers located in Ohio and may invest 25% or more of its total assets in a U.S. territory or in municipal obligations in the same economic sector, including without limitation the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make the Trust more susceptible to adverse economic, political, or regulatory occurrences affecting Ohio, a particular territory or economic sector. For example, health care related issuers are susceptible to Medicaid reimbursement policies, and national and state health care legislation. As concentration increases, so does the potential for fluctuation in the net asset value of Trust Shares.

     Interest Rate and Market Risk. The prices of municipal obligations tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the municipal obligations owned by the Trust would cause a decline in the net asset value of the Trust, which could adversely affect the trading price of the Trust's Shares. This risk is usually greater among municipal obligations with longer maturities or durations and when residual interest municipal bonds are held by the Trust. Although the Trust has no policy governing the maturities or durations of its investments, the Trust expects that it will invest in a portfolio of longer-term securities. This means that the Trust will be subject to greater market risk (other things being equal) than a fund investing solely in shorter-term securities. Market risk is often greater among certain types of income securities, such as zero-coupon bonds, which do not make regular interest payments. As interest rates change, these bonds often fluctuate in price more than higher quality bonds that make regular interest payments. Because the Trust may invest in these types of income securities, it may be subject to greater market risk than a fund that invests only in current interest paying securities.

     The Trust may invest to a significant extent in residual interest municipal bonds known as inverse floaters. Compared to similar fixed-rate municipal bonds, the value of these bonds will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. Moreover, the income earned on residual interest municipal bonds will fluctuate in response to changes in prevailing short-term interest rates. Thus, when such bonds are held by the Trust, an increase in short- or long-term market interest rates will adversely affect the income received from such bonds or the net asset value of Trust shares. To the extent that the Trust has preferred shares outstanding, an increase in short-term rates would also result in an increase cost of leverage, which would adversely affect the Trust's income available for distribution.

     Income Risk. The income investors receive from the Trust is based primarily on the interest it earns from its investments, which can vary widely over the short- and long-term. If interest rates drop, investors' income from the Trust over time could drop as well if the Trust purchases securities with lower interest coupons. This risk is magnified when prevailing short-term interest rates increase and the Trust holds residual interest municipal bonds.

     Call Risk. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Trust is likely to replace such called security with a lower yielding security. If that were to happen, it would decrease the Trust's dividends.

     Credit Risk. Municipal debt obligations are subject to the risk of non-payment of scheduled interest and/or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the security experiencing non-payment and a potential decrease in the net asset value of the Trust. Securities rated below investment grade or unrated securities of comparable quality ("lower quality securities") are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations ("credit risk") and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity ("market risk"). The prices of lower quality securities are also more likely to react to real or perceived developments affecting market and credit risk than are prices of investment grade quality securities ("higher quality securities"), which react primarily to movements in the general level of interest rates. The investments in the Trust's portfolio will have speculative characteristics.

     As indicated above, the Trust may invest up to 35% of its total assets in municipal obligations rated below investment grade (but not, with respect to more than 30% of its total assets, lower than B by all Rating Agencies rating the obligation) and comparable unrated obligations. Such obligations are commonly called "junk bonds" and will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Eaton Vance seeks to minimize the risks of investing in below investment grade securities through professional investment analysis, attention to current developments in interest rates and economic conditions, and industry and geographic diversification (if practicable). When the Trust invests in lower rated or unrated municipal obligations, the achievement of the Trust's goals is more dependent on the Eaton Vance's ability than would be the case if the Trust were investing in municipal obligations in the higher rating categories. In evaluating the credit quality of a particular issue, whether rated or unrated, Eaton Vance will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. Eaton Vance will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

     Increases in interest rates and changes in the economy may adversely affect the ability of issuers of lower grade municipal securities to pay interest and to repay principal, to meet projected financial goals and to obtain additional financing. In the event that an issuer of securities held by the Trust experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Trust may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Trust's portfolio securities relate. Further, the Trust may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Trust may be unable to obtain full recovery thereof.

     To the extent that there is no established retail market for some of the lower grade municipal securities in which the Trust may invest, trading in such securities may be relatively inactive. The Adviser is responsible for determining the net asset value of the Trust, subject to the supervision of the Board of Trustees of the Trust. During periods of reduced market liquidity and in the absence of readily available market quotations for lower grade municipal securities held in the Trust's portfolio, the ability of the Adviser to value the Trust's securities becomes more difficult and the Adviser's use of judgment may play a greater role in the valuation of the Trust's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. Further, the Trust may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

     Municipal obligations held by the Trust that are of below investment grade quality but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by Eaton Vance to be of investment grade quality for purposes of the Trust's investment policies. The Trust may retain in its portfolio an obligation that declines in quality, including defaulted obligations, if such retention is considered desirable by Eaton Vance. In the case of a defaulted obligation, the Trust may incur additional expense seeking recovery of its investment.

     Changes in the credit quality of the issuers of municipal obligations held by the Trust will affect the principal value of (and possibly the income earned on) such obligations. In addition, the value of such securities are affected by changes in general economic conditions and business conditions affecting the relevant economic sectors. Changes by Rating Agencies in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of the Trust's investments. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded.

     The Trust may invest in municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

     Liquidity Risk. At times, a substantial portion of the Trust's assets may be invested in securities as to which the Trust, by itself or together with other accounts managed by Eaton Vance and its affiliates, holds a major portion of all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Trust could find it more difficult to sell such securities when Eaton Vance believes it is advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Trust's net asset value.

     The secondary market for some municipal obligations is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. These include residual interest municipal bonds. No established resale market exists for certain of the municipal obligations in which the Trust may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Trust may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

     A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Trust has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The risks associated with illiquidity are particularly acute in situations where the Trust's operations require cash, such as if the Trust tenders for its Shares, and may result in the Trust borrowing to meet short-term cash requirements.

     Closed-End Funds. The Trust is a closed-end investment company with no history of operations and is designed primarily for long-term investors and not as a trading vehicle. The shares of closed-end investment companies often trade at a discount from their net asset value, and the Shares may likewise trade at a discount from net asset value. The trading price of the Trust's Shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the Shares. This market price risk may be greater for investors who sell their Shares within a relatively short period after completion of this offering.

     Non-Diversification. The Trust has registered as a "non-diversified" investment company under the 1940 Act so that, subject to its investment restrictions and applicable federal income tax diversification requirements, with respect to 50% of its total assets, it will be able to invest more than 5% (but not more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Trust will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

     Year 2000 Compliance. The Trust could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Eaton Vance is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

     In addition, it is possible that the markets for municipal securities in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning on or before January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual issuers and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of a dispute.

                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The management of the Trust, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below), is the responsibility of the Trust's Board of Trustees under the laws of The Commonwealth of Massachusetts and the Investment Company Act.

THE ADVISER

     Eaton Vance Management acts as the Trust's investment adviser under an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser's principal office is located at 24 Federal Street, Boston, MA 02110. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. Eaton Vance (or its affiliates) currently serves as the investment adviser to investment companies and various individual and institutional clients with combined assets under management of over $31 billion, of which approximately $28 billion is in investment companies. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.

     Eaton Vance employs 24 personnel in its municipal bond department, including six portfolio managers, two traders and eleven credit analysts. Eaton Vance was one of the first advisory firms to manage a registered municipal bond investment company, and has done so continuously since 1978. Eaton Vance currently manages 3 national municipal investment companies, 32 single state municipal investment companies, 10 limited maturity municipal investment companies and 1 money market municipal investment company, with assets of about $7.5 billion. All but 1 of these funds are open-end. Among such funds, Eaton Vance currently offers Eaton Vance Ohio Municipals Fund -- Class A (the "OH Fund"), an open-end fund which invests primarily in investment grade Ohio municipal obligations. Morningstar, Inc. awarded the OH Fund four stars for the three-year period ended December 31, 1998. Morningstar is an independent evaluator of public investment companies and publishes proprietary ratings reflecting historical risk-adjusted performance. Morningstar ratings are calculated from a fund's annual returns in excess of the 90-day U.S. Treasury bill returns, with appropriate fee adjustments a risk factor that reflects fund performance below 90-day Treasury bill returns. The OH Fund is in the Morningstar Municipal Bond Fund category, which includes 1,577 (for such three year period) other investment companies. A fund receives four stars if its risk-adjusted performance is in the top 32.5% of its rating category. Ratings are subject to change every month. (The Eaton Vance Ohio Municipal Fund -- Class B, which has distribution expenses, received a three star rating for the three-year period and a two star rating for the five-year period ended December 31, 1998. A three star rating is for the top 67.5% of funds and two stars is for the top 90%). Although the OH Fund has substantially similar investment objectives and policies as the Trust, certain investment policies and restrictions of the OH Fund differs from those of the Trust. For example, the OH Fund has not employed financial leverage for investment purposes, can hold no more than 15% of its net assets in illiquid securities and cannot invest in obligations of below B in credit quality. Moreover, such fund is continuously offered and makes daily redemptions so it has not been fully invested at all times. The portfolio holdings and investment performance of such fund will differ from those of the Trust. Past performance of such fund is not indicative of the Trust's performance.

     Under the general supervision of the Trust's Board of Trustees, the Adviser will carry out the investment and reinvestment of the assets of the Trust, will furnish continuously an investment program with respect to the Trust, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to the Trust investment advice and office facilities, equipment and personnel for servicing the investments of the Trust. The Adviser will compensate all Trustees and officers of the Trust who are members of the Adviser's organization and who render investment services to the Trust, and will also compensate all other Adviser personnel who provide research and investment services to the Trust. In return for these services, facilities and payments, the Trust has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of .70% of the average weekly gross assets of the Trust. Gross assets of the Trust shall be calculated by deducting accrued liabilities of the Trust not including the amount of any preferred shares outstanding.

     Thomas J. Fetter is the portfolio manager of the Trust and is responsible for day-to-day management of the Trust's investments. Mr. Fetter has been an employee of Eaton Vance since 1986 and a Vice President of Eaton Vance since 1987. He currently manages four municipal bond investment companies (including the OH Fund) with combined assets of approximately $925 million.

     The Trust and the Adviser have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Adviser personnel to invest in securities (including securities that may be purchased or held by the Trust) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.

     The Trust has engaged Eaton Vance to act as its administrator under an Administration Agreement (the "Administration Agreement"). Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust, subject to the supervision of the Trust's Board of Trustees. Eaton Vance will furnish to the Trust all office facilities, equipment and personnel for administering the affairs of the Trust. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Trust's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Trust's business. In return for these services, facilities and payments, the Trust is authorized to pay Eaton Vance as compensation under the Administration Agreement a fee in the amount of .20% of the average weekly gross assets of the Trust.

     Eaton Vance has agreed to bear all ordinary and organizational expenses of the Trust that exceed 5% of average weekly net assets (taking into account the deduction of any preferred shares and related expenses) for the first year of operations. In return for this arrangement, the Trust will reimburse Eaton Vance over the first year of operations for organizational expenses of the Trust borne by Eaton Vance at the onset of operations.

                            DISTRIBUTIONS AND TAXES

     The Trust intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding preferred shares. The Trust will distribute annually any net short-term capital gain and any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). Distributions to Shareholders cannot be assured, and the amount of each monthly distribution is likely to vary. Initial distributions to Shareholders are expected to be paid approximately 60 days after the completion of this offering. While there are any preferred shares outstanding, the Trust might not be permitted to declare any cash dividend or other distribution on its Shares in certain circumstances. See "Description of Capital Structure."

     The Trust intends to invest a sufficient portion of its assets in tax-exempt municipal securities so that it will be permitted to pay "exempt-interest dividends" (as defined under applicable federal income tax law). Each distribution of exempt-interest dividends, whether paid in cash or reinvested in additional Shares, ordinarily will constitute income exempt from regular federal income tax. Distributions of interest on certain municipal obligations, however, are a tax preference item under the AMT. Furthermore, exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includible in gross income subject to regular federal income tax. Distributions of any taxable net investment income and net short-term capital gain are taxable as ordinary income. Distributions of the Trust's net capital gain ("capital gain dividends"), if any, are taxable to Shareholders as long-term capital gains, regardless of the length of time Shares have been held by Shareholders. Distributions, if any, in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's Shares and, after that basis has been reduced to zero, will constitute capital gains to the Shareholder (assuming the Shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). Interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares is not deductible for federal income tax purposes if the Trust distributes exempt-interest dividends during the Shareholder's taxable year.

     The Trust will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

     Selling Shareholders will generally recognize gain or loss in an amount equal to the difference between the Shareholder's adjusted tax basis in the Shares and the amount received. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is
(i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as capital gain dividends). Any loss on a disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Shares, and will be disallowed to the extent of any exempt-interest dividends received with respect to those Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (which could occur, for example, if the Shareholder is a participant in the Plan (as defined below)). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

     An investor should be aware that if Shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to "backup" federal income tax withholding at the rate of 31%.

     OHIO TAXES. In the opinion of special Ohio tax counsel to the Trust, under Ohio law individuals who are otherwise subject to the Ohio personal income tax will not be subject to such tax on dividends paid by the Trust to the extent such dividends are properly attributable to interest on obligations issued by or on behalf of the state of Ohio or its political subdivisions, or the agencies or instrumentalities thereof ("Ohio obligations"). Dividends paid by the Trust also will be excluded from the net income base of the Ohio corporation franchise tax to the extent such dividends are excluded from gross income for federal income tax purposes or are properly attributable to interest on Ohio obligations. However, the Trust's Shares will be included in the tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. These conclusions regarding Ohio taxation are based on the assumption that the Trust will continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and that at all times at least 50% of the value of the total assets of the Trust will consist of Ohio obligations or similar obligations of other states or their subdivisions.

     The foregoing briefly summarizes some of the important income tax consequences to Shareholders of investing in Shares, reflects the federal and state tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes. Investors should consult their tax advisers.

                           DIVIDEND REINVESTMENT PLAN

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), unless a Shareholder otherwise elects, all distributions of dividends (including all capital gain dividends) will be automatically reinvested in Shares.

     First Data Investor Services Group (the "Plan Agent") serves as agent for the Shareholders in administering the Plan. Shareholders who elect not to participate in the Plan will receive all distributions of dividends in cash paid by check mailed directly to the Shareholder of record (or if the Shares are held in Street or other nominee name, then to the nominee) by First Data Investor Services Group as disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date.

     Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional previously authorized but unissued Shares from the Trust ("newly issued Shares") or (ii) by purchase of outstanding Shares on the open market ("open-market purchases") on the American Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued Shares on behalf of the participants. The number of newly issued Shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per Share on the date the Shares are issued, provided that the maximum discount from the then current market price per Share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per Share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in Shares acquired on behalf of the participants in open-market purchases.

     In the event of a market discount on the dividend payment date, the Plan Agent will have up to 30 days after the dividend payment date to invest the dividend amount in Shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a Share exceeds the net asset value per Share, the average per Share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Shares, resulting in the acquisition of fewer Shares than if the dividend had been paid in newly issued Shares on the dividend payment date. Therefore, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued Shares.

     The Plan Agent maintains all Shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Shares held pursuant to the Plan in accordance with the instructions of the participants.

     In the case of Shareholders such as banks, brokers or nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record Shareholder's name and held for the account of beneficial owners who participate in the Plan.

     There will be no brokerage charges with respect to Shares issued directly by the Trust as a result of dividends payable either in Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

     Shareholders participating in the Plan may receive benefits not available to Shareholders not participating in the Plan. If the market price (plus commissions) of the Trust's Shares is above their net asset value, participants in the Plan will receive Shares of the Trust at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash distribution they would have received on their Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Shares with a net asset value greater than the per Share value of any cash distribution they would have received on their Shares. However, there may be insufficient Shares available in the market to make distributions in Shares at prices below the net asset value. Also, since the Trust does not redeem its Shares, the price on resale may be more or less than the net asset value.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

     All correspondence concerning the Plan should be directed to the Plan Agent at P. O. Box 8030, Boston, MA 02266-8030. Please call 1-800-331-1710 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Standard Time if you have questions regarding the Plan.

                        DESCRIPTION OF CAPITAL STRUCTURE

     The Trust is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 10, 1998 (the "Declaration of Trust"). The Declaration of Trust provides that the Trustees of the Trust may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Shares. The Trust intends to hold annual meetings of Shareholders in compliance with the requirements of the American Stock Exchange.

     Shares. The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional Shares of beneficial interest, $0.01 par value per Share. Each Share represents an equal proportionate interest in the assets of the Trust with each other Share in the Trust. Holders of Shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The 1940 Act or the terms of any borrowings or preferred shares may limit the payment of dividends to the holders of Shares. Each whole Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Trust, after paying or adequately providing for the payment of all liabilities of the Trust and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Trust among the holders of the Shares. The Declaration of Trust provides that Shareholders are not liable for any liabilities of the Trust, requires inclusion of a clause to that effect in every agreement entered into by the Trust and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the Trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

     While there are any borrowings or preferred shares outstanding, the Trust may not be permitted to declare any cash dividend or other distribution on its Shares, unless at the time of such declaration, (i) all accrued dividends on preferred shares or accrued interest on borrowings have been paid and (2) the value of the Trust's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Trust may be required to comply with other asset coverage requirements as a condition of the Trust obtaining a rating of the preferred shares from a Rating Agency. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Trust's ability to make distributions on its Shares could in certain circumstances impair the ability of the Trust to maintain its qualification for taxation as a regulated investment company. The Trust intends, however, to the extent possible to purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Trust's status as a regulated investment company. See "Investment Objective, Policies and Risks" and "Distributions and Taxes." Depending on the timing of any such redemption or repayment, the Trust may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

     The Trust has no present intention of offering additional Shares, except as described herein. Other offerings of its Shares, if made, will require approval of the Board of Trustees. Any additional offering will not be sold at a price per Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Shareholders or with the consent of a majority of the Trust's outstanding Shares. The Shares have no preemptive rights.

     The Trust generally will not issue Share certificates. However, upon written request to the Trust's transfer agent, a share certificate will be issued for any or all of the full Shares credited to an investor's account. Share certificates which have been issued to an investor may be returned at any time.

     Repurchase of Shares and Other Discount Measures. Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board of Trustees has determined that from time to time it may be in the interest of Shareholders for the Trust to take corrective actions. The Board of Trustees, in consultation with Eaton Vance, will review at least annually the possibility of open market repurchases and/or tender offers for the Shares and will consider such factors as the market price of the Shares, the net asset value of the Shares, the liquidity of the assets of the Trust, effect on the Trust's expenses, whether such transactions would impair the Trust's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Trust's ability to consummate such transactions. There are no assurances that the Board of Trustees will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Trust's Shares trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Shareholders, the Board of Trustees, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount.

     Preferred Shares. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (the "Preferred Shares"), having a par value of $0.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Shareholders.

     Under the requirements of the 1940 Act, the Trust must, immediately after the issuance of any Preferred Shares, have an "asset coverage" of at least 200%. Asset coverage means the ratio which the value of the total assets of the Trust, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Trust, if any, plus the aggregate liquidation preference of the Preferred Shares. If the Trust seeks a rating of the Preferred Shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the Preferred Shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Trust's Declaration of Trust) if and when it authorizes the Preferred Shares. The

Trust may issue Preferred Shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the Preferred Shares may also enable the Trust to lengthen such intervals. At times, the dividend rate as redetermined on the Trust's Preferred Shares may approach or exceed the Trust's return after expenses on the investment of proceeds from the Preferred Shares and the Trust's leverage structure would result in a lower rate of return to Shareholders than if the Trust were not so structured.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the terms of any Preferred Shares may entitle the holders of Preferred Shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the Preferred Shareholders would not be entitled to any further participation in any distribution of assets by the Trust.

     Holders of Preferred Shares, voting as a class, shall be entitled to elect two of the Trust's Trustees. Under the 1940 Act, if at any time dividends on the Preferred Shares are unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Preferred Shares, voting as a class, will be allowed to elect a majority of the Trust's Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the Rating Agency rating the Preferred Shares or if the Board of Trustees determines it to be in the best interests of the common shareholders, issuance of the Preferred Shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the Preferred Shares may be entitled to elect a majority of the Trust's Board of Trustees in other circumstances, for example, if one payment on the Preferred Shares is in arrears.

     The Trust currently intends to seek an investment grade rating for the Preferred Shares from one Rating Agency. The Trust intends that, as long as Preferred Shares are outstanding, the composition of its portfolio will reflect guidelines established by such Rating Agency. Although, as of the date hereof, no such Rating Agency has established guidelines relating to the Preferred Shares, based on previous guidelines established by such Rating Agencies for the securities of other issuers, the Trust anticipates that the guidelines with respect to the Preferred Shares will establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of the Preferred Shares, the Trust currently anticipates that such guidelines will include asset coverage requirements which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Trust maintain a portion of its assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to the Preferred Shares. No assurance can be given that the guidelines actually imposed with respect to the Preferred Shares by such Rating Agency will be more or less restrictive than as described in this Prospectus.

     Anti-Takeover Provisions in the Declaration of Trust. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees, and could have the effect of depriving Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. These provisions may have the effect of discouraging attempts to acquire control of the Trust, which attempts could have the effect of increasing the expenses of the Trust and interfering with the normal operation of the Trust. The Board of Trustees is divided into three classes, with the term of one class expiring at each annual meeting of Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of Shares of the Trust that elected such Trustee and is entitled to vote on the matter.

     In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Trust, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Trust. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; (ii) the issuance of any securities of the Trust to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

     The Board of Trustees has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

     Conversion to Open-End Fund. The Trust may be converted to an open-end investment company at any time if approved by the lesser of (i) 2/3 or more of the Trust's then outstanding Shares and Preferred Shares (if any), each voting separately as a class, or (ii) more than 50% of the then outstanding Shares and Preferred Shares (if any), voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of the Trust could not occur until 90 days after the Shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all Shareholders. The composition of the Trust's portfolio likely would prohibit the Trust from complying with regulations of the SEC applicable to open-end investment companies. Accordingly, conversion likely would require significant changes in the Trust's investment policies and liquidation of a substantial portion of its relatively illiquid portfolio. Conversion of the Trust to an open-end investment company also would require the redemption of any outstanding Preferred Shares and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Trust with respect to the Shares. In the event of conversion, the Shares would cease to be listed on the American Stock Exchange or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Trust's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Trust to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new Shares would be sold at net asset value plus a sales load.

                                  UNDERWRITING

     The underwriters named below (the "Underwriters"), acting through PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York, as lead representative, and A.G. Edwards & Sons, Inc., Prudential Securities Incorporated, Salomon Smith Barney Inc., EVEREN Securities, Inc., Fifth Third/The Ohio Company and McDonald Investments Inc. as their representatives (together with PaineWebber Incorporated, the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Trust and Eaton Vance (the "Underwriting Agreement"), to purchase from the Trust the number of Shares set forth opposite their respective names. The Underwriters are committed to purchase all of such Shares if any are purchased.

                        UNDERWRITER                                 NUMBER OF SHARES
                        -----------                                 ----------------
PaineWebber Incorporated....................................             265,000
A.G. Edwards & Sons, Inc....................................             265,000
Prudential Securities Incorporated..........................             265,000
Salomon Smith Barney Inc....................................             265,000
EVEREN Securities, Inc......................................             265,000
Fifth Third/The Ohio Company................................             265,000
McDonald Investments Inc....................................             265,000
BT Alex. Brown Incorporated.................................              62,500
SG Cowen Securities Corporation.............................              62,500
Advest, Inc.................................................              35,000
Robert W. Baird & Co. Incorporated..........................              35,000
J.C. Bradford & Co..........................................              35,000
Fahnestock & Co. Inc........................................              35,000
First Albany Corporation....................................              35,000
Fleet Securities, Inc.......................................              35,000
J.J.B. Hilliard, W.L. Lyons, Inc............................              35,000
NatCity Investments, Inc....................................              35,000
Parker/Hunter Incorporated..................................              35,000
Roney Capital Markets.......................................              35,000
Stifel, Nicolaus & Company, Incorporated....................              35,000
Wheat First Securities, Inc.................................              35,000
                                                                       ---------
          Total.............................................           2,400,000
                                                                       =========

     The Trust has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus to purchase up to an additional 360,000 Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Shares proportionate to such Underwriter's initial commitment.

     The Shares are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters and subject to their right to reject orders in whole or in part. As set forth in the notes to the table on the cover page of this Prospectus, Eaton Vance or an affiliate (not the Trust) from its own assets has agreed to pay a commission to the Underwriters in the amount of $0.675 per Share (4.5% of the public offering price per Share) or an aggregate amount of $1,620,000 ($1,863,000 assuming full exercise of the over-allotment option) for all Shares covered by this Prospectus. Such payment will be the legal obligation of Eaton Vance or an affiliate and made out of its own assets and will not in any way represent an obligation of the Trust or its Shareholders. The Representatives have advised the Trust that the Underwriters may pay up to $0.45 per Share from such payment received from Eaton Vance to selected dealers who sell the Shares and that the Underwriters and such dealers may reallow a concession of up to $0.10 per Share to certain other dealers who sell Shares. Eaton Vance (or an affiliate) has agreed to pay all offering expenses of the Trust that exceed $0.03 per share. Offering expenses include $14,635 payment to the Underwriters in partial reimbursement of their expenses.

     Prior to this offering, there has been no public market for the Shares or any other securities of the Trust. Shares have been approved for listing on the American Stock Exchange under the symbol "EVO." In order to meet the requirements for listing the Shares on the American Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Shares to a minimum of 400 beneficial holders. The minimum investment requirement is 100 Shares ($1,500).

     The Trust and Eaton Vance have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     The Trust has agreed not to offer or sell any additional Shares of the Trust, other than as contemplated by this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Underwriters.

     The Representatives have informed the Trust that the Underwriters do not intend to confirm sale to any accounts over which they exercise discretionary authority.

     In connection with this offering, the Underwriters may purchase and sell Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Shares than they are required to purchase from the Trust in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Shares sold in this offering for their account, may be reclaimed by the syndicate if such Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the American Stock Exchange or otherwise.

     Under the terms of and subject to the conditions of the Underwriting Agreement, the Underwriters are committed to purchase and pay for all Shares offered hereby if any are purchased. The Underwriting Agreement provides that it may be terminated at or prior to the closing date for the purchase of the Shares if, in the judgement of the Representatives, payment for the delivery of the Shares is rendered impracticable or inadvisable because (1) trading in the equity securities of the Trust is suspended by the SEC, by an exchange that lists the Shares, or by the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ"), (2) trading in securities generally on the New York Stock Exchange or NASDAQ shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over-the-counter market, (3) additional material governmental restrictions, not in force on the date of the Underwriting Agreement, have been imposed upon trading in securities generally or trading in securities generally has been suspended on any U.S. securities exchange, (4) a general banking moratorium has been established by federal or New York authorities, or (5) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or other calamity or crisis occurs, the effect of which is such as to make it impracticable to market any or all of the Shares. The Underwriting Agreement also may be terminated if any of the conditions specified in the Underwriting Agreement have not been fulfilled when and as required by such agreement.

     The Trust anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its Trust transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

     As described below under "Shareholder Servicing Agent, Custodian and Transfer Agent," PaineWebber Incorporated will provide shareholder services to the Trust pursuant to a Shareholder Servicing Agreement with Eaton Vance. Eaton Vance will pay a monthly fee for such services on an annual basis equal to .10% of the average weekly gross assets of the Trust.

           SHAREHOLDER SERVICING AGENT, CUSTODIAN AND TRANSFER AGENT

     Pursuant to a Shareholder Servicing Agreement between PaineWebber Incorporated (the "Shareholder Servicing Agent") and Eaton Vance, the Shareholder Servicing Agent will (i) undertake to make public information pertaining to the Trust on an ongoing basis and to communicate to investors and prospective investors the Trust's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate); (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Trust, if reasonably obtainable, for the purpose of maintaining the visibility of the Trust in the investor community; (iii) at the request of Eaton Vance, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Trust, and consult with representatives and Trustees of the Trust in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Trust's market performance and (b) comparative information regarding the Trust and other closed-end management investment companies with respect to (1) the net asset value of their respective shares, (2) the respective market performance of the Trust and such other companies and (3) other relevant performance indicators; and (iv) at the request of Eaton Vance, provide information to and consult with the Board of Trustees with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Trust, conversion of the Trust to an open-end investment company, liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. For these services, Eaton Vance will pay the Shareholder Servicing Agent a fee equal on an annual basis to .10% of the Trust's average weekly gross assets, payable in arrears at the end of each calendar month. Under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is relieved from liability to Eaton Vance for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct by the Shareholder Servicing Agent. The Shareholder Servicing Agreement will continue for an initial term of two years and thereafter for successive one-year periods unless terminated by either party upon 60 days written notice.

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116 is the custodian of the Trust and will maintain custody of the securities and cash of the Trust. IBT maintains the Trust's general ledger and computes net asset value per share at least weekly. IBT also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Trust's investments, and receives and disburses all funds. IBT also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

     First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 is the transfer agent and dividend disbursing agent of the Trust.

                                 LEGAL OPINIONS

     It is expected that certain legal matters in connection with the Shares offered hereby will be passed upon for the Trust by Kirkpatrick & Lockhart LLP, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP and its affiliated entities.

                             ADDITIONAL INFORMATION

     The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800-225-6265.

     Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
Additional Investment Information and Restrictions..........   B-2
Trustees and Officers.......................................   B-7
Investment Advisory and Other Services......................  B-10
Determination of Net Asset Value............................  B-11
Portfolio Trading...........................................  B-11
Taxes.......................................................  B-13
Other Information...........................................  B-15
Auditors....................................................  B-16
Financial Statements........................................  B-17
Independent Auditors' Report................................  B-19
Appendix A: Ratings of Municipal Bonds......................  B-20
Appendix B: Tax Equivalent Yield Table......................  B-25
Appendix C: Ohio and U.S. Territory Information.............  B-26

                             TRUSTEES OF THE TRUST

JESSICA M. BIBLIOWICZ
President and Chief Operating Officer of John A. Levin & Co.

DONALD R. DWIGHT
President of Dwight Partners, Inc.

JAMES B. HAWKES
Chairman, President and Chief Executive Officer of Eaton Vance Corp.

SAMUEL L. HAYES, III
Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration

NORTON H. REAMER
Chairman and Chief Executive Officer of United Asset Management Corporation

LYNN A. STOUT
Professor of Law, Georgetown University Law Center

JACK L. TREYNOR
Investment Adviser and Consultant

                      (This page intentionally left blank)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                2,400,000 SHARES

                                EATON VANCE OHIO
                             MUNICIPAL INCOME TRUST

                             ---------------------
                             ---------------------

                               [EATON VANCE LOGO]

                             ----------------------
                                   PROSPECTUS
                             ----------------------
                            PAINEWEBBER INCORPORATED
                           A.G. EDWARDS & SONS, INC.
                       PRUDENTIAL SECURITIES INCORPORATED
                              SALOMON SMITH BARNEY
                            EVEREN SECURITIES, INC.
                          FIFTH THIRD/THE OHIO COMPANY
                           MCDONALD INVESTMENTS INC.
                            ------------------------

                                JANUARY 26, 1999

     UNTIL FEBRUARY 20, 1999, ALL DEALERS EFFECTING TRANSACTIONS IN THE REGISTERED SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.
                                                                       CE-OHMITP
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